SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   February 24,  2004

Goldman Sachs Asset Backed Securities Corp. GS Auto Loan Trust 2004-1
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-101904 333-101904-02	02-0678069 51-6548509
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

            The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes and Class D Asset Backed Notes (the “Notes”) by GS Auto Loan Trust 2004-1 described in the Final Prospectus Supplement dated February 9, 2004.

Item 7.    Financial Statements and Exhibits.

            (a)        Not applicable.

            (b)        Not applicable.

            (c)        Exhibits.

Exhibit No.	Document Description

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goldman Sachs Asset Backed Securities Corp. and the Co-Registrant, GS Auto Loan Trust 2004-1, by its Depositor, Goldman Sachs Asset Backed Securities Corp., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2004	GOLDMAN SACHS ASSET BACKED SECURITIES CORP.

	By:	\S\ Daniel L. Sparks
	Name:	Daniel L. Sparks
	Title:	President

February 24, 2004	GS AUTO LOAN TRUST 2004-1
By: Goldman Sachs Asset Backed Securities Corp., its Depositor

	By:	\S\ Daniel L. Sparks
	Name:	Daniel L. Sparks
	Title:	President